UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 2, 2010


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
          ------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          1-14244                                       84-1214736
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

              810 N. FERRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 2.   FINANCIAL INFORMATION............................................1

                    Item 2.03 Creation of a Direct Financial Obligation.......1

SIGNATURES....................................................................2

SECTION 2.        FINANCIAL INFORMATION

         Item 2.03.   Creation of a Direct Financial Obligation.

PALM SPRINGS, Calif., Nov 2, 2010 -- Environmental Service Professionals, Inc. ("ESP"), announced on October 24, 2010 that the Company has closed a debt financing in the amount of $200 million dollars from a private lender. This Receipt of Funds followed a $200 million USD letter of credit from Metropolitan Financial Holdings, filed as an 8K on July 30, 2010 and announced on August 5, 2010.

SECTION 9.        FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable






























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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                 ----------------------------------------------
                                  (Registrant)

Date:  November 2, 2010


                   /s/ Edward Torres, Chief Executive Officer
                -------------------------------------------------
                     Edward Torres, Chief Executive Officer





































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